Derivative Instruments	9 Months Ended
Sep. 30, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments

8. Derivative Instruments

During the nine months ended September 30, 2022, the Company entered into a derivative financial instrument arrangement to manage its interest rate risk related to its variable rate Term Loan Facility. The Company’s derivative instrument consists of an interest rate swap, which mitigates the exposure to the variable-rate debt by effectively converting the floating-rate payments to fixed-rate payments. The interest rate swap is measured at fair value and not designated as a hedge for accounting purposes; as such, any fair value changes are recorded in “Other income, net” in the unaudited condensed consolidated statement of comprehensive loss in the respective period of the change.

As of September 30, 2022, the Company’s interest rate swap had a notional amount of $378,399 and fair value of $18,148 which was recorded as a “Derivative financial asset” in the unaudited condensed consolidated statements of financial position. The Company recognized a fair value gain for the three and nine months ended September 30, 2022 of $9,360 and $18,148, respectively, related to its interest rate contracts. The interest rate swap matures on March 31, 2026.

The Company recognized a fair value loss for the three months ended September 30, 2021 of $357, and a fair value gain for the nine months ended September 30, 2021 of $8,648, related to its interest rate contracts. The interest rate contracts related to the previous debt facilities were cancelled as of December 31, 2021. For further information regarding the fair value of the derivative instruments see discussion in Note 13.